                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                                    ________

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


                                 Date of Report
                                  May 6, 1998


                              NUEVO ENERGY COMPANY
             (Exact name of registrant as specified in its charter)



          DELAWARE                       0-10537                76-0304436
(State or other jurisdiction of  (Commission File Number)   (I.R.S. Employer
 incorporation or organization)                           Identification Number)



                             1331 LAMAR, SUITE 1650
                             HOUSTON, TEXAS  77010
                    (Address of principal executive offices)


                                 (713) 652-0706
              (Registrant's telephone number, including area code)
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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

         Not applicable

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS


         Not applicable

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

         Not applicable


ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS


         Not applicable


ITEM 5.  OTHER EVENTS


         Nuevo Energy Company made the Press Release attached hereto as Exhibits 99A and 99B.


ITEM 6.  RESIGNATION OF REGISTRANT'S DIRECTORS


         Not applicable


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


(c)  Exhibits



       99A. Copy of the Company's Press Release dated May 6, 1998 99B. Copy of the Company's Press Release dated May 6, 1998


ITEM 8.  CHANGE IN FISCAL YEAR

         Not applicable



ITEM 9.  SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S

         Not applicable

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                                   SIGNATURES



          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 NUEVO ENERGY COMPANY


May 6, 1998                      By: /s/ Robert M. King
                                    --------------------------
                                     Robert M. King
                                     Senior Vice President & Chief
                                     Financial Officer

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